UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – April 25, 2023

WEST PHARMACEUTICAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-8036	23-1210010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Herman O. West Drive, Exton, PA		19341-0645
(Address of principal executive offices)		(Zip Code)
 Registrant’s telephone number, including area code: 610-594-2900

Not Applicable
(Former name or address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.25 per share	WST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Our 2023 Annual Meeting of Shareholders was held virtually on April 25, 2023.

Our shareholders voted on five proposals at the Annual Meeting. The proposals are described in detail in our proxy statement dated March 15, 2023. As of March 3, 2023, the record date, there were 74,269,938 shares of our common stock outstanding. Shareholders representing 67,444,781 or 90.81%, of the common shares outstanding were present virtually or were represented by proxy at the Annual Meeting. The final results for the votes on each proposal are set forth below.

Proposal 1: Our shareholders elected the following directors to serve on our Board until the 2024 Annual Meeting of Shareholders by the following vote:

Name	For	Against	Abstain	Broker Non-Votes
Mark A. Buthman	64,658,097	113,624	602,747	2,070,313
William F. Feehery	55,002,437	2,878,944	7,493,087	2,070,313
Robert F. Friel	62,935,621	969,217	1,469,630	2,070,313
Eric M. Green	60,170,150	281,325	4,922,993	2,070,313
Thomas W. Hofmann	61,851,061	462,430	3,060,977	2,070,313
Molly E. Joseph	64,827,643	63,822	483,003	2,070,313
Deborah L. V. Keller	62,842,349	936,277	1,595,842	2,070,313
Myla P. Lai-Goldman	65,133,007	69,433	172,028	2,070,313
Stephen H. Lockhart	65,094,280	51,507	228,681	2,070,313
Douglas A. Michels	62,752,334	441,377	2,180,757	2,070,313
Paolo Pucci	62,937,309	968,520	1,468,639	2,070,313

Proposal 2: Our shareholders approved, on an advisory basis, our named executive officer compensation by the following vote:

For	Against	Abstain	Broker Non-Votes
62,330,606	2,954,865	88,997	2,070,313

Proposal 3: Our shareholders ratified the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2023 fiscal year by the following vote:

For	Against	Abstain
62,221,862	5,198,468	24,451

Proposal 4: Our shareholders approved, on an advisory basis, the frequency of votes on executive officer compensation by the following vote:

1 Year	2 Years	3 Years	Abstain
64,486,696	15,575	838,359	33,838

Proposal 5: Our shareholders rejected the shareholder proposal regarding fair elections by the following vote:

For	Against	Abstain	Broker Non-Votes
7,047,212	58,183,766	143,490	2,070,313

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit No.	Description
	104	The cover page from the Company’s Current Report on Form 8-K, dated April 25, 2023, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST PHARMACEUTICAL SERVICES, INC.

/s/ Bernard J. Birkett
Bernard J. Birkett
Senior Vice President, Chief Financial and Operations Officer

April 28, 2023

EXHIBIT INDEX

Exhibit No.	Description
104	The cover page from the Company’s Current Report on Form 8-K, dated April 25, 2023, formatted in Inline XBRL.